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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 14, 2001

                             SPECTRALINK CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)

0-28180                                                 84-1141188
Commission file number                                  (IRS Employer
                                                        Identification Number)

5755 Central Avenue, Boulder, Colorado                  80301-2848
(Address of principal executive office)                 (Zip code)

                                  303-440-5330
                           (Issuer's telephone number)

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed from last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

     (a) Financial Statements of Businesses Acquired:

     Not required.

     (b) Pro Forma Financial Information:

     Not required.

     (c) Exhibits:

     Not required.

ITEM 9. REGULATION FD DISCLOSURE

The purpose of this Form 8-K is to provide calendar year 2002 revenue and earnings guidance for SpectraLink Corporation.

SpectraLink's budgeting process for 2002 has been completed and was approved by its board of directors on November 14, 2001. The approved internal forecast resulted in a 2002 revenue projection that exceeds the $76 million low end of published analyst estimates. Earnings per diluted share for 2002 are expected to be within the range of published analyst estimates of $0.55 to $0.60.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           SPECTRALINK CORPORATION

Date: November 14, 2001                    By: /s/ Nancy K. Hamilton
                                           Nancy K. Hamilton,
                                           Principal Financial and
                                           Accounting Officer and on
                                           behalf of the Registrant